Q3 2011 Conference Call

ITW Conference Call
Third Quarter
2011
October 25, 2011
Exhibit 99.2

Q3 2011 Conference Call

ITW
Agenda
1. Introduction…………………...….. John Brooklier
2. Third Quarter Highlights………... David Speer
3. Financial Overview…………..….. Ron Kropp
4. Reporting Segments………....…. John Brooklier
5. 2011 Forecasts…..……….….…… Ron Kropp
6. Q & A………………......……...…... John Brooklier/Ron Kropp/David Speer

Q3 2011 Conference Call

ITW
Forward - Looking Statements
 This conference call contains forward-looking statements
 within the meaning of the Private Securities Litigation
 Reform Act of 1995 including, without limitation, statements regarding operating performance, revenue growth, diluted
 income per share from continuing operations, diluted net
 income per share, restructuring expenses and related
 benefits, tax rates, end market conditions, and the
 Company’s related 2011 forecasts. These statements are
 subject to certain risks, uncertainties, and other factors
 which could cause actual results to differ materially from
 those anticipated. Important risks that could cause actual
 results to differ materially from the Company’s
 expectations include those that are detailed in ITW’s Form
 10-K for 2010.

Q3 2011 Conference Call

Conference Call Playback
Replay number: 203-369-0637; No pass code necessary
Telephone replay available through midnight of Nov. 8, 2011
Webcast / PowerPoint replay available at www.itw.com
Supplemental financial and investor information will be
 available on the ITW website under the “Investor
 Relations” tab

Q3 2011 Conference Call

Q3 2011 Highlights

• Total revenues grew 16.2%; Organic revenues increased 6.2%
• Overall end market demand in Q3 was largely in line with Q2 levels and our forecast expectations
• Produced diluted EPS growth of 25%
• Generated $704 million in free operating cash flow
 – Raised our annual dividend payout 6% in August 2011
 – Acquired 8 companies with annualized revenues of $296 million; year-to-date acquired 21 companies with annualized revenues of $781 million
 – Executed $400 million of share repurchase in Q3; $950 million year-to-date
• Issued $1 billion of long-term debt at attractive rates

Q3 2011 Conference Call

ITW
Quarterly Highlights

Q3 2011 Conference Call

ITW
Quarterly Operating Analysis

Q3 2011 Conference Call

ITW
Non Operating & Taxes

Q3 2011 Conference Call

ITW
Invested Capital

Q3 2011 Conference Call

ITW
Debt & Equity

Q3 2011 Conference Call

ITW
Cash Flow
Returned to shareholders $ 1,456
 (Dividends & Share Repurchase)
Acquisitions  1,199
YTD Capital Allocation  2,655

Q3 2011 Conference Call

ITW
Acquisitions

Q3 2011 Conference Call

Transportation
Quarterly Analysis
Q3 2011
Key Points (Q3’11 vs Q3’10)
• Segment organic revenues: 9.5%
• Auto OEM/Tiers: Worldwide base
 revenue growth of 9.2% vs. worldwide
 car build increase of 5%
 – North American base revenues:
 6.9%; new domestics produced more
 cars in Q3 vs. Q2 (Japan crisis)
 – International base revenues: 11.3%;
 Asian base revenues grew 26.5%
 – 2011 full year auto build forecast:
 • North America: 12.8 - 13.0 million units
 • Europe: 19.0 - 20.0 million units

• Auto aftermarket worldwide base
 revenues grew 5.4%
• Truck remanufacturing: 17.7% base
 revenue growth due to oil and gas field
 exploration activity

Q3 2011 Conference Call

Industrial Packaging
Quarterly Analysis
Q3 2011
Key Points (Q3’11 vs. Q3’10)
• Segment organic revenues: 6.3%
 reflected reasonable industrial
 production activity worldwide,
 especially North America
 – Total North American industrial
 packaging base revenues: 8.1%
 – Total international industrial
 packaging base revenues: 4.2%
• Worldwide strapping and related
 equipment base revenues: 7.0%
 – North America: 12.0%
 – International: 3.7%
• Worldwide stretch packaging base
 revenues: 10.3%

Q3 2011 Conference Call

Power Systems and Electronics
Quarterly Analysis
Q3 2011
Key Points (Q3’11 vs. Q3’10)
• Segment organic revenues: 11.7%
 largely due to strong contributions
 from worldwide welding and PC
 board fabrication
• Worldwide welding base revenues:
 20.2%
 – North America welding base
 revenues: 26.1% due to strength in
 oil and gas and heavy equipment
 end markets
 – International welding base revenues:
 6.3% as Asia Pacific helped drive
 organic growth
• Total electronics base revenues:
 1.7%
 – PC board fabrication: 9.1%
 – Other electronics: -2.6%

Q3 2011 Conference Call

Food Equipment
Quarterly Analysis
Q3 2011
Key Points (Q3’11 vs. Q3’10)
• Segment organic revenues: -0.5%
 as equipment sales were weak in
 North America and Europe; service
 revenues were stronger
• Total North America base revenues:
 -0.8%
 – Equipment base revenues: -3.2%
 – Service base revenues: 3.3%
• Total international base revenues:
 -0.2%
 – Equipment base revenues: -1.9%
 – Service base revenues: 4.0%

Q3 2011 Conference Call

Construction Products
Quarterly Analysis
Q3 2011
Key Points (Q3’11 vs. Q3’10)
• Segment organic revenues: 2.9%
 as North America and Europe
 both post positive organic
 revenue growth
• North America construction base
 revenues: 7.4% showed product
 penetration gains
 – Residential base revenues: 6.8%
 – Commercial base revenues: 5.0%
 – Renovation base revenues: 9.5%
• International construction base
 revenues: 1.0%
 – Europe base revenues: 3.3%
 – Asia Pacific base revenues: -1.7%

Q3 2011 Conference Call

Polymers and Fluids
Quarterly Analysis
Q3 2011
Key Points (Q3’11 vs Q3’10)
• Segment organic revenues:
 8.2% reflected stronger
 industrial and niche end market
 demand for both polymer and
 fluid products
• Worldwide polymers: 9.0% as
 international industrial
 production demand was solid
• Worldwide fluids: 5.7% largely
 due to strong demand in North
 American MRO markets

Q3 2011 Conference Call

Decorative Surfaces
Quarterly Analysis
Q3 2011
Key Points (Q3’11 vs. Q3’10)
• Segment organic revenues: 8.7%
• North America laminate base
 revenues: 7.0% due to launch of
 premium laminate products and
 growth in office furniture category
• International base revenues:
 10.5% due to increased demand
 for high pressure laminate product
 in China and the U.K.

Q3 2011 Conference Call

All Other
Quarterly Analysis
Q3 2011
Key Points (Q3’11 vs. Q3’10)
• Segment organic revenues:
 3.1%
• Worldwide test and
 measurement base revenues:
 11.2% as cap ex driven
 equipment orders remained
 solid in Asia Pacific (China),
 North America and Europe
• Worldwide consumer
 packaging base revenues: flat;
 decorating business stronger,
 beverage packaging weaker
• Worldwide industrial/appliance
 base revenues: -4.9% due to
 ongoing weakness in
 worldwide appliance sector

Q3 2011 Conference Call

ITW
2011 Forecast
Prior midpoint of FY EPS $4.13
 Q3 performance  0.01
 Translation  (0.03)
 Revenue decline  (0.02)
 Restructuring  (0.01)
Current midpoint of FY EPS  $4.08

Q3 2011 Conference Call

ITW 2011 Forecast
Key Assumptions
• Exchange rates hold at current levels
• Acquired revenues in the $800 million to $1 billion range
 for the year
• Restructuring costs of $50 to $60 million for the full year
• Tax rate range of 28.5% to 29.5% for Q4 and full year
 (excludes the impact of the Q1 Australian tax case)

Q3 2011 Conference Call

ITW Conference Call

Q & A
Third Quarter
2011
October 25, 2011